UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2007
eTelecare Global Solutions, Inc.
(Exact name of registrant as specified in its charter)
001-33362
(Commission File Number)

Philippines	98-0467478
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)
31st Floor CyberOne Building, Eastwood City, Cyberpark
Libis, Quezon City 1110
Philippines
(Address of principal executive offices, with zip code)
63 (2) 916 5670
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 13, 2007, eTelecare Global Solutions, Inc. (the “Company”) appointed David F. Palmer II, 39, as its Senior Vice President, Global Operations. Prior to his appointment, Mr. Palmer was serving as the Company’s Vice President, US Operations. From August 1994 to December 2006, Mr. Palmer served in various operational positions with America Online Inc., including, most recently, Senior Vice President-International Operations and Global Outsourcing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eTELECARE GLOBAL SOLUTIONS, INC.
Date: August 17, 2007	By:	/s/ J. Michael Dodson
J. Michael Dodson
Chief Financial Officer